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                                                                    Exhibit 10.1

                             RUSH ENTERPRISES, INC.

                         REGISTRATION RIGHTS AGREEMENT

         This Registration Rights Agreement (this "Agreement") is entered into as of October 1, 1999, by and among Rush Enterprises, Inc., a Delaware corporation ("Company") and Southwest Peterbilt, Inc., an Arizona corporation ("Southwest Peterbilt"), Southwest Truck Center, Inc., an Arizona corporation ("Southwest Truck Center") and New Mexico Peterbilt, Inc., a New Mexico corporation ("New Mexico Peterbilt", and together with Southwest Peterbilt and Southwest Truck Center, "Holders").

                                    RECITALS

         A. Pursuant to an Asset Purchase Agreement (the "Arizona Purchase Agreement") dated September 22, 1999, between Rush Truck Centers of Arizona, Inc., a Delaware corporation and a subsidiary of Company, and Southwest Peterbilt, Southwest Truck Center and Edward Donahue, Sr. ("Shareholder"), Southwest Peterbilt holds 273,779 shares of Common Stock (as defined below) and Southwest Truck Center holds 28,444 shares of Common Stock.

         B. Pursuant to an Asset Purchase Agreement (the "New Mexico Purchase Agreement") dated September 22, 1999, between Rush Truck Centers of New Mexico, Inc., a Delaware corporation and a subsidiary of Company, and New Mexico Peterbilt and Shareholder, New Mexico Peterbilt holds 53,333 shares of Common Stock.

         C. It is a condition precedent to Southwest Peterbilt and Southwest Truck Center's obligations under the Arizona Purchase Agreement and to New Mexico Peterbilt's obligations under the New Mexico Purchase Agreement that Company execute and deliver this Agreement.

                                   AGREEMENT

         NOW, THEREFORE, for good and valuable consideration, the receipt of which is hereby acknowledged, the parties hereto agree as follows:

1.       DEFINITIONS

         For purposes of this Agreement:

                  (a) Commission. "Commission" shall mean the Securities and Exchange Commission of the United States or any other United States federal agency at the time administering the Securities Act.

                  (b) Common Stock. "Common Stock" shall mean the Common Stock of Company, $.01 par value per share.



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                  (c) Exchange Act. "Exchange Act" shall mean the Securities
         Exchange Act of 1934, as amended, and the rules and regulations of the Commission thereunder, or any similar United States federal statute.

                  (d) Form S-3. "Form S-3" shall mean such form under the Securities Act as in effect on the date hereof or any registration form under the Securities Act subsequently adopted by the Commission that similarly permits inclusion or incorporation of substantial information by reference to other documents filed by Company with the Commission.

                  (e) Other Holders. "Other Holders" shall mean holders of Company securities, other than Holders, proposing to distribute their securities pursuant to a registration under this Agreement.

                  (f) Register, Registered and Registration. "Register", "registered" and "registration" shall mean a registration effected by preparing and filing a registration statement or similar document in compliance with the Securities Act, and the declaration or ordering of effectiveness of such registration statement or document.

                  (g) Registrable Securities. "Registrable Securities" shall mean the Common Stock issued to Southwest Peterbilt and Southwest Truck Center pursuant to Sections 3.1(a)(ii) and 3.1(b)(ii) of the Arizona Purchase Agreement and the Common Stock issued to New Mexico Peterbilt pursuant to Section 3.1(b) of the New Mexico Purchase Agreement, including Common Stock issued in connection with any subdivision or combination of Common Stock, stock dividend, consolidation or merger relating thereto; provided, however, that any shares described above that have been transferred in a transaction in which the registration rights hereunder have not been transferred shall cease to be Registrable Securities upon such transfer.

                  (h) Registration Expenses. "Registration Expenses" shall mean all expenses, except as otherwise stated below, incurred by Company in complying with Sections 2 and 3 hereof, including, without limitation, all registration, qualification and filing fees, printing expenses, escrow fees, fees and disbursements of counsel for Company, blue sky fees and expenses, fees and disbursements of all independent certified public accountants of Company (including, without limitation, the expense of any special audit and, in connection with any underwritten offering, "cold comfort" letters required by or incident to such performance), fees and expenses incurred in connection with the listing of the securities to be registered on each securities exchange on which securities of the same class are then listed or the qualification for trading of the securities to be registered in each interdealer quotation system in which securities of the same class are then traded, and fees and expenses associated with any NASD filing required to be made in connection with such registration (but excluding the compensation of regular employees of Company which shall be paid in any event by Company).



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                  (i) Securities Act. "Securities Act" shall mean the
         Securities Act of 1933, as amended, and the rules and regulations of the Commission thereunder, or any similar United States federal statute.

                  (j) Selling Expenses. "Selling Expenses" shall mean all underwriting discounts, selling commissions and stock transfer taxes applicable to the securities registered by Holders and all attorneys' fees and expenses of counsel for Holders.

2.       COMPANY REGISTRATION

                  (a) Notice of Registration. If at any time or from time to time after the date hereof Company shall determine to register any of its securities, either for its own account or the account of Other Holders, other than (i) a registration relating solely to employee benefit plans or (ii) a registration relating solely to a Commission Rule 145 transaction, Company will:

                           (i) give prompt (and in any event within twenty (20)
                  days before the anticipated filing date of the related registration statement) written notice thereof to each Holder indicating the proposed offering price and describing the plan of distribution; and

                           (ii) include in such registration and, at the
                  request of any Holder, in any underwriting involved therein, all the Registrable Securities specified in a written request by any Holder to Company, made within twenty (20) days after receipt of such written notice from Company.

                  (b) Election Revocable. If, prior to the execution by a Holder of the underwriting agreement contemplated by Subsection 2(c), such Holder disapproves of the terms of any such underwriting, such Holder may elect to withdraw therefrom by written notice to Company and the managing underwriter. Any securities excluded or withdrawn from such underwriting also shall be withdrawn from such registration, and shall not be transferred in a public distribution prior to ninety
         (90) days after the effective date of the registration statement relating thereto, or such other shorter period of time as the underwriters may require.

                  (c) Underwriting. If the registration of which Company gives notice is for a registered public offering involving an underwriting, Company shall so advise Holders. In such event, the right of any Holder to registration pursuant to this Section 2 shall be conditioned upon such Holder's participation in such underwriting and the inclusion of Registrable Securities in the underwriting to the extent provided in this Section 2.

                  All Holders proposing to distribute their securities through such underwriting shall, together with Company, enter into an underwriting agreement in customary form with the


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         managing underwriter selected for such underwriting by Company.
         Company may exclude from such underwriting the Registrable Securities of any Holder who does not accept the terms agreed upon between Company and the underwriters. Company shall use its reasonable best efforts to cause the managing underwriter of such proposed underwritten offering to permit the Registrable Securities proposed to be included in such registration to be included in the registration statement for such offering on the same terms and conditions as any similar securities of Company included therein. Notwithstanding any other provision of this Section 2, if the managing underwriter determines that marketing factors require a limitation of the number of shares to be underwritten, the managing underwriter may limit the Registrable Securities to be included in such registration. In such event, Company shall so advise Holders, and the number of shares that may be included in the registration and underwriting by Holders and Other Holders shall be allocated among all Holders and all Other Holders in proportion, as nearly as practicable, to the respective amounts of Common Stock held by such Holders and Other Holders at the time of filing of the registration statement. To facilitate the allocation of shares in accordance with the above provisions, Company may round the number of shares allocated to any Holder to the nearest one hundred (100) shares.

                  (d) Right to Terminate Registration. Company shall have the right to terminate or withdraw any registration initiated by it under this Section 2 prior to the effectiveness of such registration whether or not any Holder has elected to include Registrable Securities in such registration.

3.       REGISTRATION ON FORM S-3

                  (a) Request for Registration. If any Holder holding or Holders in the aggregate holding 100,000 or more Registrable Securities requests that Company file a registration statement on Form S-3 (or any successor form to Form S-3) for a public offering of shares of 100,000 or more Registrable Securities, and Company is a registrant entitled to use Form S-3 to register the Registrable Securities for such an offering, Company shall use its best efforts to cause such Registrable Securities requested by Holders to be included in such registration to be registered for the offering on such form and to cause such Registrable Securities to be qualified in such jurisdictions as Holders may reasonably request.

                  (b) Limitations. Notwithstanding the foregoing, Company shall not be obligated to take any action pursuant to this Section 3:

                           (i) in any particular jurisdiction in which Company
                  would be required to execute a general consent to service of process in effecting such registration, qualification or compliance unless Company is already subject to service in such jurisdiction and except as may be required by the Securities Act;

                           (ii) If Company, within ten (10) days of the receipt
                  of the request of Holders requesting registration under this
                  Section 3, gives notice of its bona fide

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                  intention to effect the filing of a registration statement with the Commission within ninety (90) days of receipt of such request (other than with respect to a registration statement relating to a Rule 145 transaction, an offering solely to employees or any other registration which is not appropriate for the registration of Registrable Securities);

                           (iii) during the period starting with the date
                  thirty (30) days prior to Company's good faith estimated date of filing of, and ending on the date six (6) months immediately following, the effective date of any registration statement pertaining to securities of Company (other than a registration of securities in a Rule 145 transaction or with respect to an employee benefit plan), provided that Company is actively employing in good faith all reasonable efforts to cause such registration statement to become effective;

                           (iv) if Company shall furnish to such Holder a
                  certificate signed by the Chief Executive Officer of Company stating that in the good faith judgment of Company's Board of Directors the filing of a registration statement would require the disclosure of material information that Company has a bona fide business purpose for preserving as confidential and that is not then otherwise required to be disclosed or it would be seriously detrimental to Company and its shareholders for such Form S-3 to be effected at such time, then Company's obligation to use its best efforts to file a registration statement shall be deferred for a period not to exceed one hundred twenty (120) days from the receipt of the request to file such registration by such Holder, provided, however, that Company shall not utilize this right more than once in any twelve (12) month period; or

                           (v) after Company has effected one (1) registration
                  pursuant to this Section 3, and such registration has been declared or ordered effective and has been available to Holders for resale for a period of at least six consecutive months.

4.       COMPANY'S PURCHASE OBLIGATION

         The next time Company has a registration statement ordered or declared effective (which shall include the Form S-1 Company anticipates filing the fourth quarter of 1999 for a public offering of approximately 2,000,000 shares of Common Stock, whether or not such Form S-1 is ordered or declared effective before or after the date hereof) (an "Offering"), Company shall have the obligation to acquire all Registrable Securities held by Holders at such time and each Holder shall be obligated to sell such Registrable Securities to Company. Company shall give each Holder written notice of the effectiveness of the registration statement on or before the later of three business days after Company receives the proceeds for the Offering or three business days from the date hereof. The closing of such purchase shall take place at a time mutually agreed to by the parties thereto, which shall be no later than five business days after Company gives the notice described above. The purchase price payable to each Holder for the Registrable Securities held by such Holder shall be equal to (i) the


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number of shares of Common Stock purchased from such Holder pursuant to this
Section 4 multiplied by the greater of (a) $16.875 and (b) the price per share the Common Stock is sold to the public in the Offering less Holder's pro rata share of all commissions charged in connection with the Offering. At the closing, Company shall pay to each Holder the purchase price due such Holder in cash by wire transfer against delivery of certificate(s) representing the Registrable Securities Company is purchasing from such Holder, duly endorsed in blank or accompanied by a duly executed stock power in blank, to effect the transfer of the Registrable Securities to Company. The Registrable Securities being purchased by Company shall be conveyed and delivered to Company free and clear of all liens, security interests, encumbrances, options, calls or other restrictions. Any assignment of Registrable Securities by a Holder shall be made expressly subject to the provisions of this Section 4. Company shall have the absolute right to terminate or withdraw any registration statement prior to the effectiveness of such registration statement without any liability.

5.       OBLIGATIONS OF COMPANY

         Whenever required under this Agreement to effect the registration of any Registrable Securities, Company shall, as expeditiously as reasonably possible:

                  (a) Prepare and file with the Commission a registration statement with respect to such Registrable Securities, use its best efforts to cause such registration statement to become effective, and, upon the request of Holders, keep such registration statement effective for up to ninety (90) days.

                  (b) Prepare and file with the Commission such amendments and supplements to such registration statement and the prospectus used in connection with such registration statement as may be necessary to comply with the provisions of the Securities Act with respect to the disposition of all securities covered by such registration statement.

                  (c) Furnish to Holders such numbers of copies of a prospectus, including a preliminary prospectus, in conformity with the requirements of the Securities Act, and such other documents as they may reasonably request in order to facilitate the disposition of all securities covered by such registration statement.

                  (d) Use its commercially reasonable efforts to register and qualify the securities covered by such registration statement under such other securities or blue sky laws of such jurisdictions as shall be reasonably requested by Holders, provided that Company shall not be required in connection therewith or as a condition thereto to qualify to do business or to file a general consent to service of process in any such states or jurisdictions.

                  (e) In the event of any underwritten public offering, enter into and perform its obligations under an underwriting agreement, in usual and customary form, with the managing underwriter of such offering. Each Holder participating in such underwriting shall also enter into and perform its obligations under such an agreement.



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                  (f) Notify each Holder of Registrable Securities covered by such registration statement, at any time when a prospectus relating thereto covered by such registration statement is required to be delivered under the Securities Act, of the happening of any event as a result of which the prospectus included in such registration statement, as then in effect, includes an untrue statement of a material fact or omits to state a material fact required to be stated therein or necessary to make the statements therein not misleading in the light of the circumstances then existing.

                  (g) At the request of any Holder requesting registration of Registrable Securities pursuant to this Agreement, furnish on the date that such Registrable Securities are delivered to the underwriters for sale in connection with a registration pursuant to this Agreement (i) an opinion, dated such date, of the counsel representing Company for the purposes of such registration, in form and substance as is customarily given to underwriters in an underwritten public offering, addressed to the underwriters and (ii) a letter dated such date, from the independent certified public accountants of Company, in form and substance as is customarily given by independent certified public accountants to underwriters in an underwritten public offering, addressed to the underwriters.

                  (h) List the Registrable Securities being registered on any national securities exchange on which a class of Company's equity securities are listed or qualify the Registrable Securities being registered for inclusion on Nasdaq if Company does not have a class of equity securities listed on a national securities exchange.

6.       OBLIGATIONS OF HOLDERS

         It shall be a condition precedent to the obligations of Company to take any action pursuant to this Agreement that Holders who have requested the registration of Registrable Securities:

                  (a) Furnish to Company such information regarding themselves, the Registrable Securities held by them and the intended method of disposition of such securities as shall be reasonably requested by Company or reasonably required to effect the registration of the Registrable Securities;

                  (b) Cooperate in good faith with Company and the underwriters, if any, in connection with such registration, including executing any documents in connection with such registration as Company or the underwriters may reasonably request and placing the Registrable Securities in escrow or custody to facilitate the sale and distribution thereof; and

                  (c) Make no further sales or other dispositions, or offers therefor, of the Registrable Securities under such registration statement if, during the effectiveness of such registration statement, an intervening event should occur which, in the opinion of counsel to Company, makes the prospectus included in such registration statement no longer comply with the Securities Act, so long as written notice containing the facts and legal conclusions



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         relied upon by Company in this regard has been received by Holders from Company, until such time as Holders have received from Company copies of a new, amended or supplemented prospectus complying with the Securities Act, which prospectus shall be delivered to Holders by Company as soon as practicable after such notice.

7.       CONFIDENTIALITY OF COMPANY INFORMATION

         Each Holder agrees that it will keep confidential and will not disclose or divulge or otherwise misuse any confidential, proprietary or secret information which such Holder may obtain from Company unless such information is or becomes known to such Holder from a source other than Company without violation of any rights of Company, or is or becomes publicly known, or unless Company gives its written consent to such Holder's release of such information, except that no such written consent shall be required (and such Holder shall be free to release such information to such recipient) if such information is to be provided to such Holder's counsel or accountant (and the provision of such information is directly necessary in order for such recipient to provide services to such Holder), or to an officer, director, member or partner of such Holder, provided that such Holder shall inform the recipient of the confidential nature of such information, and such recipient agrees in writing in advance of disclosure to treat the information as confidential.

8.       EXPENSES OF REGISTRATION

                  (a) Registration Expenses. Company shall bear all Registration Expenses incurred in connection with all registrations pursuant to Sections 2 and 3 hereof.

                  (b) Selling Expenses. All Selling Expenses relating to securities registered on behalf of Holders shall be borne by Holders pro rata on the basis of the number of Registrable Securities so registered.

9.       DELAY OF REGISTRATION

         No Holder shall have any right to obtain or seek an injunction restraining or otherwise delaying any registration of Company as the result of any controversy that might arise with respect to the interpretation or implementation of this Agreement.

10.      INDEMNIFICATION

                  (a) By Company. Company will indemnify each Holder, each of its officers and directors, partners, employees and agents, and each person controlling such Holder within the meaning of Section 15 of the Securities Act, with respect to which registration, qualification or compliance has ben effected pursuant to this Agreement, and each underwriter, if any, and each person who controls any underwriter within the meaning of Section 15 of the Securities Act, against all expenses, claims, losses, damages or liabilities (or actions in respect thereof), including any of the foregoing incurred in settlement of any litigation, commenced or



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         threatened, arising out of or based on any untrue statement (or alleged untrue statement) of a material fact contained (or incorporated by reference) in any registration statement, prospectus, offering circular or other document, or any amendment or supplement thereto, incident to any such registration, qualification or compliance, or based on any omission (or alleged omission) to state therein a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances in which they were made, not misleading, or any violation by Company of the Securities Act or any rule or regulation promulgated under the Securities Act applicable to Company in connection with any such registration, qualification or compliance, and Company will reimburse each such Holder, each of its officers, directors, partners, employees and agents, and each person controlling such Holder, each such underwriter and each person who controls any such underwriter, for any legal and any other expenses reasonably incurred in connection with investigating, preparing or defending any such claim, loss, damage, liability or action, provided that Company will not be liable to any such Holder, controlling person or underwriter in any such case to the extent that any such claim, loss, damage, liability or expense arises out of or is based on any untrue statement or omission, or alleged untrue statement or omission, made or incorporated by reference in such registration statement, prospectus, offering circular or other document in reliance upon and in conformity with written information furnished to Company by an instrument duly executed by any Holder, controlling person or underwriter and stated to be specifically for use therein. If Holders are represented by counsel other than counsel for Company, Company will not be obligated under this Section 10(a) to reimburse legal fees and expenses of more than one separate counsel for Holders.

                  (b) By Holders. Each Holder will indemnify Company, each of its directors, officers, each underwriter, if any, of Company's securities covered by such a registration statement, each person who controls Company or such underwriter within the meaning of Section 15 of the Securities Act, and each other Holder, each of its officers, directors, partners, employees and agents and each person controlling such Holders within the meaning of Section 15 of the Securities Act, against all expenses, claims, losses, damages and liabilities (or actions in respect thereof) arising out of or based on any untrue statement (or alleged untrue statement) of a material fact contained (or incorporated by reference) in any such registration statement, prospectus, offering circular or other document, or any omission (or alleged omission) to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, and will reimburse Company, such Holders, such directors, officers, partners, employees and agents, underwriters or control persons for any legal or any other expenses reasonably incurred in connection with investigating or defending any such claim, loss, damage, liability or action, in each case to the extent, but only to the extent, that such untrue statement (or alleged untrue statement) or omission (or alleged omission) is made (or incorporated by reference) in such registration statement, prospectus, offering circular or other document in reliance upon and in conformity with written information furnished to Company by an instrument duly executed by such Holder and stated to be specifically for use therein.


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                  (c) Procedure for Indemnification. Each party entitled to
         indemnification under paragraph (a) or (b) of this Section 10 (the "Indemnified Party") shall, promptly after receipt of notice of any claim or the commencement of any action against such Indemnified Party in respect of which indemnity may be sought, notify the party required to provide indemnification (the "Indemnifying Party") in writing of the claim or the commencement thereof; provided that the failure of the Indemnified Party to notify the Indemnifying Party shall not relieve the Indemnifying Party from any liability which it may have to an Indemnified Party pursuant to the provisions of this Section 10, unless the Indemnifying Party was materially prejudiced by such failure, and in no event shall such failure relieve the Indemnifying Party from any other liability which it may have to such Indemnified Party. If any such claim or action shall be brought against an Indemnified Party, it shall notify the Indemnifying Party thereof and provide the Indemnifying Party with the opportunity to participate in the defense of such claim or action with counsel of the Indemnifying Party's choice and at the Indemnifying Party's cost and expense and shall not, without the consent of the Indemnifying Party, which consent shall not be unreasonably withheld, settle any claim or action, so long as the Indemnifying Party shall have unconditionally acknowledged its obligation to indemnify hereunder with respect to such claim or action. To the extent reasonably requested by the Indemnified Party, the Indemnifying Party shall reasonably cooperate with the Indemnified Party and its representatives and counsel in any dispute or defense related to any claim or action. The Indemnifying Party shall promptly pay to the Indemnified Party in cash the amount to which such Indemnified Party may become entitled by reason of the provisions of this Section 10.

                  (d) Contribution. If the indemnification provided for in this
         Section 10 shall for any reason be unavailable to an Indemnified Party in respect of any loss, claim, damage or liability, or any action in respect thereof, referred to herein, then each Indemnifying Party shall, in lieu of indemnifying such Indemnified Party, contribute to the amount paid or payable by such Indemnified Party as a result of such loss, claim, damage or liability, or action in respect thereof, in such proportion as shall be appropriate to reflect the relative fault of the Indemnifying Party on the one hand and the Indemnified Party on the other with respect to the statements or omissions which resulted in such loss, claim, damage or liability, or action in respect thereof, as well as any other relevant equitable considerations. The relative fault shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or omission or alleged omission to state a material fact relates to information supplied by the Indemnifying Party on the one hand or the Indemnified Party on the other, the intent of the parties and their relative knowledge, access to information and opportunity to correct or prevent such statement or omission, but not by reference to any Indemnified Party's stock ownership in Company. The amount paid or payable by an Indemnified Party as a result of the loss, claim, damage or liability, or action in respect thereof, referred to above in this paragraph shall be deemed to include, for purposes of this paragraph, any legal or other expenses reasonably incurred by such Indemnified Party in connection with investigating or defending any such action or claim. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall


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         be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation.

                  (e) Non-Securities Act Claims. Indemnification or, if appropriate, contribution, similar to that specified in the preceding provisions of this Section 10 (with appropriate modifications) shall be given by Company and each Holder with respect to any required registration or other qualification of Registrable Securities pursuant to this Agreement under any federal or state law or regulation or governmental authority other than the Securities Act.

                  (f) Payment. The Indemnifying Party shall promptly pay to the Indemnified Party in cash the amount of such indemnity or, if appropriate, contribution to which the Indemnified Party shall become entitled by reason of the provisions of this Section 10.

11.      RULE 144 REPORTING

         With a view to making available the benefits of certain rules and regulations of the Commission which may at any time permit the sale of the Registrable Securities to the public without registration, during such time as a public market exists for the Common Stock, Company agrees to use its best efforts to:

                  (a) Make and keep public information available, as those terms are understood and defined in Rule 144 under the Securities Act, at all times while Company is subject to the reporting requirements of the Securities Act or the Exchange Act;

                  (b) File with the Commission in a timely manner all reports and other documents required of Company under the Securities Act and the Exchange Act (at any time while it is subject to such reporting requirements); and

                  (c) Furnish to any Holder forthwith upon request a written statement by Company as to its compliance with the reporting requirements of Rule 144, and of the Securities Act and the Exchange Act (at any time while it is subject to such reporting requirements), a copy of the most recent annual or quarterly report of Company, and such other reports and documents of Company and other information in the possession of or reasonably obtainable by Company as such Holder may reasonably request in availing itself of any rule or regulation of the Commission allowing such Holder to sell any such securities without registration.

12.      ASSIGNMENT OF REGISTRATION RIGHTS

         The rights to register Registrable Securities pursuant to this Agreement may be assigned by a Holder to a transferee or assignee of such securities who shall, upon such transfer or assignment, be deemed a "Holder" under this Agreement; provided such transfer is effected in accordance with applicable securities laws and all restrictions on transfer applicable to such Registrable Securities and Company is, within a reasonable period of time after such transfer, furnished with written notice of


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the name and address of such transferee or assignee and the securities with respect to which such registration rights are being assigned; provided, further, that such assignment shall be effective only if immediately following such transfer, the further disposition of such securities by the transferee or assignee is restricted under the Securities Act and that such transferee or assignee is either (a) a shareholder of any Holder, (b) a member of the immediate family of such a shareholder or (c) a trust for the benefit of such a shareholder or such a shareholder's immediate family.

13.      MISCELLANEOUS

                  (a) All notices, requests, demands and other communications required or permitted to be given hereunder shall be in writing and shall be deemed to have been duly given if delivered personally, given by prepaid telex or telegram or by facsimile or other similar instantaneous electronic transmission device or mailed first class, postage prepaid, certified United States mail, return receipt requested, at the address indicated for such party on the signature pages hereof; provided that any party may change its address for notice by giving to the other party written notice of such change. Unless otherwise provided herein, any notice given under this Section 13(a) shall be effective when received at the address for notice for the party to which the notice is given.

                  (b) Any term of this Agreement may be amended and the observance of any term may be waived (either generally or in a particular instance and either retroactively or prospectively) only with the written consent of Company and the holders of a majority of the Registrable Securities.

                  (c) If one or more provisions of this Agreement are held to be unenforceable under applicable law, such provision shall be excluded from this Agreement, and the balance of this Agreement shall be interpreted as if such provision were so excluded and shall be enforceable in accordance with its terms.

                  (d) This Agreement shall for all purposes be governed by and construed in accordance with the laws of the State of Delaware, without regard to conflict of law principles. The parties hereto agree to submit to the jurisdiction of the federal and state courts of the State of Arizona with respect to the breach or interpretation of this Agreement or the enforcement of any and all rights, duties, liabilities, obligations, powers and other relations among the parties arising under this Agreement. The parties agree that non-exclusive venue of any action hereunder shall be proper in Phoenix, Maricopa County, Arizona.

                  (e) This Agreement may be executed in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

                  (f) This Agreement constitutes the full and entire understanding and agreement among the parties with respect to the subject matter hereof and supersedes all prior agreements with respect to the subject matter hereof.

                  (g) Except as otherwise provided herein, the terms and conditions of this Agreement shall inure to the benefit of and be binding upon the respective successors and permitted assigns of the parties. Nothing in this Agreement, express or implied, is intended to confer upon any party other than the parties hereto or their respective successors and assigns any rights, remedies, obligations or liabilities under or by reason of this Agreement, except as expressly provided in this Agreement.

                  (h) Each party acknowledges that it and its counsel have received, reviewed and been involved in the drafting of this Agreement and that normal rules of construction, to the effect that ambiguities are to be resolved against the drafting party, shall not apply.

                           [signatures on next page]

         IN WITNESS WHEREOF, the parties have executed this Registration Rights Agreement as of the date first written above.

                                     RUSH ENTERPRISES, INC.



                                     By:
                                        -------------------------------------
                                     Name:
                                          -----------------------------------
                                     Title:
                                           ----------------------------------


                                     Addresses:
                                           If mailed:

                                           P.  O.  Box 34630
                                           San Antonio, Texas 78265

                                           If personally delivered
                                           or delivered by overnight courier:

                                           8810 IH 10 East
                                           San Antonio, Texas 78219


                                     SOUTHWEST PETERBILT, INC.



                                     By:
                                        -------------------------------------
                                     Name:
                                          -----------------------------------
                                     Title:
                                           ----------------------------------
                                     Address:


                                     SOUTHWEST TRUCK CENTER, INC.



                                     By:
                                        -------------------------------------
                                     Name:
                                          -----------------------------------
                                     Title:
                                           ----------------------------------
                                     Address:

                                     NEW MEXICO PETERBILT, INC.



                                     By:
                                        -------------------------------------
                                     Name:
                                          -----------------------------------
                                     Title:
                                           ----------------------------------
                                     Address: